UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report  |  September 30, 2021

Table of Contents

Shareholder Letter	1

Manager Commentary	20

Disclosure of Fund Expenses	24

Schedule of Investments	26

Statement of Assets and Liabilities	28

Statement of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	43

Additional Information	44

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Dear Partners:

For the one-year period ended September 30, 2021, The Cook & Bynum Fund (the “Fund”) and the MSCI All Country World Index (“MSCI ACWI”) were up 19.80% and 27.44%, respectively.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As of the Prospectus dated January 28, 2021, the gross and net expense ratios of the Fund were 1.99% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through November 5, 2022. For additional information, please reference Note 4 in the Notes to Financial Statements.

Portfolio Update

Market prices continue to indicate pessimism about the pandemic’s effect on our businesses, but fundamental results in the first nine months of 2021 were strong across all of our investments.  We expect this momentum to continue through the fourth quarter of 2021 as economies have further reopened.  Our earnings outlook for the full year is materially better than it was earlier this year.  After a 13% decline in owner earnings in 2020, we forecast the Fund’s businesses to grow owner earnings 37% this year, 9% in 2022, and 7-9% over the medium term. This rapid growth of owner earnings in 2021 is driven by the completion of attractively-priced acquisitions, a return of consumer mobility, and robust economic recoveries.  Our portfolio is trading at less than 13x our estimate of 2021 earnings, substantially less than the MSCI ACWI’s 19x, and offers an attractive opportunity.  We have been adding to our investments in the fund.

Pandemic Update

Despite the seemingly constant negative headlines in the Western press about the ravages of the pandemic on emerging markets, the countries where our

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

businesses operate have improved to their best positions since March of 2020 (see Figures 1-3 on the next two pages).  We thought it would be useful to provide an update.  We track the state of the pandemic through a number of data series.  These data are important indicators for some of our businesses, like FEMSA’s convenience stores or AB InBev’s breweries.  Both businesses are significantly more profitable in the absence of mobility restrictions and have seen significant improvements in profits during in the first nine months of 2021.

While the future of the pandemic remains uncertain, we are optimistic that going forward our businesses will not be seriously disrupted for a few reasons – 1) there is significantly lower vaccine hesitancy in our markets 2) the Southern Hemisphere is leaving winter and entering summer 3) antibody surveys indicate a large amount of the population has recovered from COVID-19 and 4) there is little to no political will in our markets for further lockdowns.  Our businesses and the economies in the markets we operate will benefit as their countries continue to reopen from lockdowns.

Figure 1.  Mobility has steadily improved and
is nearly in line with the United States

Time Spent at Home

Source:  Our World in Data.  C&B Emerging Markets is a simple average of Bolivia, Brazil, Chile, Colombia, Mexico, Peru, and Panama.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Figure 2.  Vaccination rates in aggregate are
behind the United States but ahead of the world

Percentage of Population with at Least One Dose

Source:  Our World in Data. C&B Emerging Markets is a simple average of Bolivia, Brazil, Chile, Colombia, Mexico, Peru, and Panama.
Note:  Many of our large markets are ahead of the United States like Chile (78%) and Brazil (70%).  The May and August leaps in World data are from the addition of China data.

Figure 3.  Confirmed daily deaths are at their lowest rates since April 2020

Daily Confirmed Deaths (per Million Population)

Source:  Our World in Data.  C&B Emerging Markets is a simple average of Bolivia, Brazil, Chile, Colombia, Mexico, Peru, and Panama.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Inflation

Inflation headlines have been easy to find in the financial press this year.  This topic came into particular focus earlier this year when the U.S. Bureau of Labor Statistics reported that the year-over-year rise in the consumer price index1 (CPI) for May was 5.0%.  This CPI reading was the highest since the 5.4% recorded in August 2008.  The core-price index2, which excludes more volatile categories like food and energy, registered its largest increase since June 1992.  The producer price index3 (PPI), which measures changes in selling prices for domestic producers of goods and services further up the supply chain, is also on the rise, up 6.6% year-over-year in May.

Figures 4 and 5. U.S. Inflation since 2011

Source: U.S. Bureau of Labor Statistics

This acceleration in both CPI and PPI is consistent with the data we are collecting during our calls, from our conversations with management teams across industries, and from company reports.  Companies are unable to purchase raw materials or hire labor at prices that prevailed before the pandemic.  Their response is to manage these rising input costs by increasing prices for their customers.  This same acceleration in inflation is occurring in many foreign currencies, as well.  Governments across the globe have expanded their money supplies significantly to stimulate economic growth during the pandemic.  Now that the world is largely emerging from COVID-related restrictions with aggregate demand returning, this additional money is deteriorating the value of the U.S. dollar and many other currencies.
________________

[1]	Consumer Price Index (CPI) is the average change over time in the prices paid by consumers for a market basket of goods and services.
[2]	The core-price index indicates prices paid by consumers for goods and/or services without the volatility caused by movements in food and energy prices to disclose underlying inflation trends.
[3]	The Producer Price Index (PPI) measures average change over time in the selling prices obtained by domestic producers for their output.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Will this new inflation rate persist, or will it slow again as capital and labor flow into their highest and best uses in a post-pandemic economy?  Our experience with complicated econometric models built by experts to predict the answers to such questions makes us doubt how reliably anyone can forecast the acceleration, persistence, or reversal of inflation.  This view begs another important question: if inflation is difficult to predict, then how do we manage its potential risks?

As we underwrite new and existing investments, we think carefully about how a variety of inflation regimes may impact earnings.  Some of these key considerations manifest through the income statement while we must consider other core issues through the lens of the balance sheet.  Our current portfolio companies are well-positioned, regardless of whether current inflation ends up being permanent or transitory, for several key reasons: (1) all have the power to increase prices with or above inflation, allowing them to maintain margins, (2) many serve consumers who are likely to be positively impacted by commodity price increases, (3) their balance sheets are aimed to protect, if not benefit, from rising rates that are typically a knock-on effect of rising inflation, and (4) on balance, they benefit if the U.S. dollar weakens.

Pricing Power is Critical

Businesses with weak pricing power typically experience shrinking profit margins when input costs rise, as they are unable to fully pass on higher costs to customers via price increases.  In contrast, our businesses have repeatedly demonstrated pricing power in inflationary environments. For example, Anheuser-Busch InBev (AB InBev) has a multi-decade history of increasing prices ahead of inflation in its home market of Brazil.

Figure 6. AB InBev Demonstrates Pricing Power

Ambev: Cumulative Price/Mix in Brazil

Source: Company filings
CPI equals Consumer Price Index

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Figure 7. Global Food Prices Have Risen Sharply in 2021

Monthly Change in FAO Food Price Index (YoY)

Source:  Food and Agriculture Organization (FAO) of the United Nations

In almost every market in the world, food prices have been rising faster than CPI.  Our beverage businesses have participated in this trend, as they have been raising prices ahead of inflation in the last year.  If food price increases continue to exceed general inflation, our beverage businesses should expand margins.  The Fund’s Coca-Cola bottlers have done just that in the last year.

Like most companies and as would be expected given the inflation data above, our businesses are experiencing increases in their costs, particularly for commodity inputs.  Compared to many other consumer product categories, however, raw materials make up a low percentage of the value of ready-to-drink beverages.  For example, raw material costs (sweetener, packaging, etc.) are only 13% of total sales for the publicly-traded U.S. bottler Coca-Cola Consolidated and about 21% of sales globally for Heineken.  These figures compare favorably to a more commoditized product like cookies where raw material costs (packaging, oils, grains, etc.) are 50%+ of sales.  This beneficial cost structure is magnified by the fact that in almost every category our businesses sell the “A brand” product.  While their total input costs are like those of “B brand” competitors, our companies can demand a higher price from customers and thus enjoy better margins.  For example, in 2020, Arca Continental’s business in Mexico operated at a 25% EBITDA4 margin versus 13% for the national Pepsi bottler.  As input costs are a smaller percentage of profits for “A brand” products, any input cost inflation will have a proportionally greater negative impact on “B brand” profits.

________________

[4]	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Higher Commodity Prices Help Our Consumers

On the customer demand side of this equation, much of our companies’ profits are earned in countries that are significant exporters of commodities.  Commodity price increases lead directly and indirectly to greater incomes for our companies’ customers.  For example, copper mining is the biggest industry in Chile and Peru, and the price of copper has recently risen to all-time highs.  This jump in copper revenue increases GDP, employment, wage levels, foreign investment, and government tax receipts, all of which eventually put more money in consumers’ pockets.  In turn, this spending power is used to buy more of our companies’ products, which are generally modestly priced staples that consumers enjoy daily.

Balance Sheet Strength Matters

Companies with poorly structured balance sheets or significant, ongoing funding needs suffer in an inflationary environment.  Increases in inflation are typically accompanied by rising interest rates, which can lead to financial  distress for those companies without secure funding.  However, each of our businesses generate robust free cash flow5 and most have low leverage and, in some cases, substantial net cash balances.  These businesses can take advantage of any distress caused by higher interest rates, including investing heavily to exploit competitive disruptions triggered by macroeconomic stress.  For example, we anticipate that Arca Continental could take advantage of a rising interest rate environment to acquire bottling assets that they can improve meaningfully at reasonable prices.  Berkshire Hathaway could benefit from rising rates through higher yields on its bond portfolio and through its preferred position as a white knight investor in times of distress.

AB InBev has substantial leverage on its balance sheet, but we believe an inflationary environment would surprisingly create a lot of value for the business because of its attractive debt profile.  AB InBev’s debt has an average duration of 16 years, an average coupon of 4% (96% of it at a fixed rate), and no financial covenants.  Without an urgent need to refinance this debt, AB InBev could effectively see its real (after inflation) cost of borrowing fall below zero in a world with structurally higher inflation.  This development would effectively add tens of billions of dollars to the intrinsic value of the company.
________________

[5]	Free cash flow is the amount of cash generated each year after paying for operating expenses and capital expenditures.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Liberty Latin America is the one business whose balance sheet could be adversely impacted by a jump in inflation.  Given its debt load and leverage, its balance sheet is well-structured.  The company has no major debt maturities before 2027, an average debt maturity of 7 years, and an average interest rate of 5%.  It has also financed its debt in silos, such that distress in one of its subsidiaries would be contained and would not contaminate the other operating divisions.  As a collection of local monopolies selling a must-have, utility-like product with rapidly growing consumer demand, the cable business has repeatedly demonstrated strong pricing power around the world.  In an extreme scenario, management could quickly pause growth capital expenditures to meet its debt maturities.

A Weakening U.S. Dollar as a Tailwind

Higher U.S. inflation should be a net negative for the U.S. dollar.  In fact, the U.S. dollar has weakened materially since mid-2020, which has been a tailwind for the businesses in our portfolio. Since they earn most of their profits in currencies other than the U.S. dollar, these profits become more valuable to us on a U.S. dollar basis as their home currencies strengthen versus the dollar.  Additionally, since many raw materials are denominated in U.S. dollars in global markets, a weaker U.S. dollar reduces input costs and boosts margins for many of our companies.

The Superiority of Equities, Especially at Attractive Valuations

To be clear, we do not feign to know if the current elevated inflation rate will accelerate or moderate. Thanks to their current competitive positioning and based on their realized historical operating performance, our businesses should do well regardless of the rate of inflation.  Our businesses trade at a wide discount to their intrinsic values.  Meanwhile, the total market value of U.S. equities is at an unprecedented level of more than 200% of GDP.  The MSCI ACWI currently trades at a 2021 price-to-earnings6 ratio of 19 times, which is a 50% premium to the Fund’s 2021 price-to-earnings ratio of 13 times.  As we have explored in depth in past letters, our businesses’ superior competitive advantages are highlighted by higher margins versus the average business in the MSCI ACWI.  We also anticipate our companies to grow earnings faster over the next decade.  This more attractive absolute valuation level and better growth profile should position our portfolio well even if market multiples compress due to rising rates.
________________

[6]	Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Cash and bonds are terrible investments in an inflationary environment.  Alternatively, an investor can buy a ten-year Treasury Inflation-Protected Security (a fixed-income instrument issued by the U.S. government whose principal increases/decreases based on changes in CPI readings) at a yield of -0.8% per year.  A negative TIPS yield means that an investor must pay for the ability to protect principal against potential inflation.  On the other hand, we think the Fund’s underlying businesses, which in aggregate currently offer a positive 8% earnings yield, could provide a similar long-term mitigant to the deleterious effects of inflation because of their ability to grow these earnings on a nominal and real basis.  As noted in Jeremy Siegel’s excellent book Stocks for the Long Run,

In contrast to the returns of fixed-income assets, the historical evidence is overwhelming that the returns on stocks over long time periods have kept pace with inflation. Since stocks are claims on the earnings of real assets – assets whose value is intrinsically related to the price of the goods and services they produce – [it is possible] that their long-term returns will not be harmed by inflation. For example, the period since World War II has been the most inflationary period in [American] history and yet the real returns on stocks have matched that of the previous 150 years. The ability of an asset such as stocks to maintain its purchasing power during periods of inflation makes equities an inflation hedge.

No financial asset, however, is a perfect short-term hedge for inflation7.  Since 1950, the price-to-earnings multiple of U.S. equity markets has been significantly negatively correlated with absolute U.S. inflation rates.  Several theories try to elegantly explain the market’s past behavior, including the impact of higher inflation on discount rates, the unequal distribution of pricing power across companies, the lack of inflation benefits in the U.S. corporate tax code, and the U.S.’s policy of taxing nominal capital gains.  All of these theories have some merit, but inflation’s impact on discount rates and the yield curve are the most important.

We expect, and history strongly suggests, nominal interest rates will rise if U.S. inflation stays at elevated levels.  A rising risk-free interest rate would drive up the discount rates that investors use to value all types of financial assets.  The longer it takes for a financial asset to return its purchase price to an investor through cash flows (i.e., the higher the duration of the financial
________________

[7]
Stocks for the Long Run, Jeremy Siegel. His evidence does show that since 1872 stocks outperform cash and bonds over 1-year holding periods in very low, low, medium, high, and very high inflation scenarios.  See pages 220-222 of the Fifth Edition for the complete argument.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

asset), the greater the impact a change in the discount rate will have on its valuation.  A large increase in nominal interest rates will have a modest effect on the quoted price of a five-year treasury note, but the same increase will have a large impact on the price of a thirty-year zero-coupon bond8.  For example, assuming a five-percentage point upward shift in today’s yield curve, the price of a five-year treasury note would fall while the price of a thirty-year zero-coupon bond would likely decline by substantially more9.  This illustration is helpful in thinking about the duration of cash flow expectations for equity valuations.  Implicit in the valuation of every company is its position on this yield curve.  Companies that investors expect to return all of their capital soon in the form of dividends belong on the short end of the yield curve.  Our investment in Peruvian brewer Backus, with its 8% dividend yield, is a good example of a stock that has a shorter duration and belongs on this shorter end of the curve.  The most speculative of venture capital companies that do not expect to turn a profit for years – and do not expect to pay a dividend for decades – should be valued at the longer end of the curve.  In a rising interest rate environment, many high growth companies whose valuations are largely based on the potential return of cash in the distant future will likely behave like the principal payment on a thirty-year zero-coupon bond.  On the other hand, cash-generating, high-yielding, and lower-duration assets like the businesses held by the Fund should be less negatively impacted.

Figure 8. Current, Upward-Sloping Yield Curve

Source: Bloomberg; as of 11/2/21
________________

[8]
Thirty-year zero-coupon bonds are Treasury bonds that do not pay interest and are redeemed at full face value upon maturity (in this case, 30 years).  These bonds are purchased at discounts to their face values.

[9]
The price of these securities is determined by discounting the expected semi-annual coupons and final principal payment by the risk-free rate implied by the current and hypothetical upward-shifted yield curve.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

In Conclusion

Inflation is present, and it is difficult to predict whether the recent jump in price levels will be permanent or transitory.  Importantly, the businesses in the Fund’s portfolio are well positioned for either outcome.  Collectively, they have the power to increase prices with or above inflation, allowing them to maintain margins, and they benefit further if the U.S. dollar weakens.  They serve consumers who are likely to be positively impacted by commodity price increases, and their healthy balance sheets are structured to be isolated from or even potentially benefit from increasing interest rates that typically result from rising inflation.  These businesses are generating cash at steady and attractive clips, which could provide both us and their management teams interesting investment opportunities if interest rates rise in earnest for the first time in decades.

Liberty Latin America

In the fall of 2020, Liberty Latin America (LLA) completed the purchase of AT&T’s wireless business in Puerto Rico at an attractive price, merging LLA’s dominant fixed internet business on the island with AT&T’s dominant wireless business.  We expect the convergence of fixed networks with wireless networks to continue for the next decade around the world.  These mergers allow significant synergies as more of the wireless traffic can be offloaded at a low cost to the fixed infrastructure, the fixed connectivity deep into neighborhoods greatly reduces the cost of deploying 5G, customer churn is reduced, and customer servicing costs fall with some of the savings shared with the customer improving the offer.  LLA is also pursuing this strategy of fixed/wireless convergence in Chile and Costa Rica, so we wanted to study its progress up close in their biggest market.

In September we were thrilled to have the opportunity to spend a day with Liberty Puerto Rico’s CEO, Naji Khoury, and his outstanding team.  We spent time discussing their strategies for integrating the two systems and merging the customer relationships.  We also discussed the business challenges and opportunities for Liberty Puerto Rico specifically and across the telecom industry.  We visited one of their stores with Naji to learn how they are adapting to service fixed and mobile customers in a single retail format.  We also spent time in the field with Ricardo Portela, the VP of Technical Operations, and a crew that was deploying new fiber optic cable to homes in a neighborhood and converting an existing hybrid fiber-coaxial (HFC) cable block to fiber.  Essentially all new builds in Puerto Rico and across LLA are fiber to the home (FTTH).  The cost to deploy fiber has declined and the costs

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

to operate a fiber network are lower than HFC making fiber the future of fixed internet connectivity.

Figure 9.  Cook & Bynum team and
Liberty Puerto Rico team together in San Juan

Serendipity is an important part of on the ground research.  While on the island, we made connections with smaller competitors and learned a lot from their perspective on competing with Liberty Puerto Rico.  On the wireless side, we visited several stores of our two primary competitors, America Móvil and T-Mobile.  Importantly, we also learned how frequent power outages are on the island since Hurricane Maria.  The government-owned electric utility has been mismanaged for decades.  As a result, most middle-class Puerto Ricans have some backup plan for dealing with these outages including generators, batteries, and solar panels.  Management of the transmission and

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

distribution part of the utility was recently privatized, and power outages should improve over the next few years.  These outages impact Liberty Puerto Rico’s competitiveness.  HFC cable systems require a power source at the junction boxes in a neighborhood to operate.  When the power goes out in a neighborhood, the internet connectivity does, too.  However, FTTH systems only require power at the modem in your home to operate since the signal is carried via light pulses down the fiber to a node.  This difference during power outages is not material in most places in the world, but the high frequency of power outages in Puerto Rico makes it a meaningful competitive differentiator.  We could not have learned of this competitive threat without visiting Puerto Rico.

In November of 2020, the FCC announced the results of the Uniendo A Puerto Rico Fund, a fund subsidizing the construction of a fixed broadband network to the entire island.  Liberty won 55% of the municipalities and dollars ($71.5m) available in this process, with the remainder going to America Móvil.  Each company will expand their network to provide all homes in each municipality with at least 100Mpbs service.  We were encouraged that none of the small fiber overbuilders or wireless broadband competitors won any of the FCC money.  We see the outcome of this process as creating a big disincentive for further overbuild on the island.  In addition to the fixed broadband money, Liberty Puerto Rico has won $100m to improve its wireless infrastructure.

A few conclusions are worth sharing:

•	Liberty Puerto Rico’s business is operating at a high level with significant momentum.

•	We were impressed by the clarity of the objectives and the depth of the team at Liberty Puerto Rico.

•	The financial benefits of fixed/wireless convergence will begin in the fourth quarter of this year and accelerate as we move towards the end of 2023.

•
We expect the fixed/wireless convergence to work by increasing profits in Puerto Rico and many other markets around the world.  This is significant because LLA is pursuing a similar strategy in Chile and Costa Rica.

•	Liberty Puerto Rico’s most important competitor is America Móvil. In Puerto Rico, America Móvil is poorly managed with a bad brand, poor customer service, and spotty mobile and fixed networks.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

•
T-Mobile is being aggressive in the less desirable pre-paid mobile space and is acquiring customers.  Liberty Puerto Rico plans to counter this threat by introducing a better pre-paid mobile program in the fourth quarter.

•
Small FTTH internet companies are building networks in the wealthiest neighborhoods with the goal of stealing customers from Liberty Puerto Rico’s fixed HFC cable internet business.  These buildouts have accelerated Liberty’s conversion of those neighborhoods from HFC to fiber.  One of the competitors we met with has less total subscribers than the number of subscribers that Liberty Puerto Rico added last quarter.  We will continue to watch what these small fiber overbuilders are doing closely, but it is not currently a major threat to Liberty Puerto Rico’s profitability.

•	Power outages are a major problem in Puerto Rico, and Liberty Puerto Rico is accelerating the conversion of its HFC network to FTTH to address it.

While on the topic of LLA, we would like to highlight and update some of the topics we referenced in our first quarter 2018 letter when we first introduced the investment.

On the subject of mergers & acquisitions (M&A), we wrote:

Thinking beyond the company’s existing Latin American and Caribbean markets, Liberty LatAm is positioned to become a scale player in a region that currently lacks one. Liberty Global CEO and Liberty LatAm Executive Chairman Mike Fries is on record stating, “There is a massive consolidation opportunity in a market that remains highly fragmented.”

We expected LLA to be active with M&A at attractive prices, and they have exceeded our expectations by deploying more than $3 billion of capital in intelligent deals during the past three years.  This amount exceeds LLA’s current market cap.  Their deals include acquiring Cabletica in Costa Rica (2018), Searchlight’s minority interest in Liberty Puerto Rico (2018), UTS in Curaçao (2019), AT&T Puerto Rico (2019), Telefónica Costa Rica (2020), America Móvil Panama (2021), and forming a joint venture with America Móvil in Chile (2021).  We anticipate reaping the benefits of these deals in upcoming years as meaningful cost and revenue synergies flow through.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

We wrote about the opportunities to improve profitability in their Cable & Wireless (C&W) unit:

Liberty LatAm is continuing to improve the profitability of C&W, which itself was the result of the merger of C&W Communications and Columbus International in 2015. Since it acquired C&W in 2016, Liberty LatAm’s management has been focused on taming the company’s bloated cost structure, and the team expects to realize $150 million in annual savings by 2020 via headcount reduction, improved equipment procurement, and scale content acquisition.

You can see in the chart below the progression of margins at Cable & Wireless, despite the headwinds posed by the pandemic in 2020 and so far in 2021.

Figure 10.  LLA has significantly improved C&W margins

C&W EBITDA Margin

Source:  Company filings.

We, also, wrote about the value offered by pay TV in LLA’s footprint when compared to that offered by U.S. cable operators.

About 19% of the company’s 2017 revenues came from cable TV. While cable TV will be under both pricing and volume pressure as over-the-top alternatives (e.g., Netflix) continue gathering subscribers, cord-cutting is much more prevalent in the U.S. than other markets due to the historically high prices of cable TV in our country. Outside of the U.S., cable TV is much cheaper, and

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

it provides some of the best value per entertainment dollar spent (expressed in cost per hours of content consumed). In fact, in many of Liberty LatAm’s markets cable TV remains underpenetrated and aspirational. With these cheaper prices, the incentive to cut the cord is greatly decreased, which makes cable TV revenues defensible and stable for some time.

Note the chart below to see how this has worked out so far.  On an organic basis, LLA has gained organic pay TV subscribers while U.S. operators have lost them.

Figure 11.  Unlike in the U.S., Pay TV is a stable part of LLA’s business

Pay TV Subscribers

Source:  Company filings.

The days of being a sleepy cable monopolist are long gone.  Cheap capital, higher broadband penetration rates, and falling deployment costs are encouraging some overbuild nearly everywhere in the world.  A great network, customer service, and fixed-mobile convergence are key to preserving profitability in the face of overbuild for cable companies.  Liberty Latin America has been proactive on all these fronts and has done the right things to strengthen its competitive position everywhere.  Being a converged player with the combination of the best fixed and best mobile network allows you to offer a better product to customers at a lower cost.  This powerful combination enables market share gains and profitability as you are at a huge advantage to unconverged or poorly converged players.  LLA is now fully converged in all markets, after M&A in Puerto Rico, Chile, and Costa Rica and years of fixed network upgrades in C&W.  LLA remains one of the cheapest

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

positions in our portfolio and trades at 8x our estimate of owner earnings.  After it integrates recent acquisitions and completes accelerated network upgrades over the next two years, we expect LLA’s free cash flow generation to improve significantly.

Firm Update

In August, and after eleven years as a partner at Cook & Bynum, David Hobbs accepted an offer to serve in the dual roles of Chief Investment Officer and Chief Financial Officer at EBSCO Industries.  With $2.8 billion in revenue and 5,000 employees, EBSCO is one of the largest privately-owned businesses in the country.  David has provided all of us fantastic service and constant dedication, and he will continue having a positive impact at Cook & Bynum.  He has recently been elected to join the mutual fund Board of Trustees, will remain a large investor alongside all of us, and will continue to be an invaluable resource.

On a personal level, I am thrilled David has this unsolicited opportunity to continue his career in a role for which his particular talents are extremely well-suited.  David has been a wonderful and loyal friend to me for 25 years.  I am confident nothing about that will change.  I am also excited about the opportunities this has created for our existing team.  We have excellent people here working for you that are ready to step forward in their careers to continue David’s legacy of excellence at Cook & Bynum.

New Website

We recently launched the new www.cookandbynum.com.  We hope you will find the new site more informative and that you will engage with the refreshes to our bookshelf, investment philosophy (“How We Think”) writings, our travelogue, and the differentiators of our approach.  We have also created a new section that we are calling “Case Studies,” which collects and organizes updates on some of our portfolio companies in one place.  We feel strongly that it is to our mutual advantage that you understand our philosophy; we hope the new website will be a good resource for you.

20th Anniversary

We are profoundly grateful for all the support that so many people have given us for the last twenty years, and I know Dowe felt the same way.  We could not have made it this far without you.  We are looking forward to the next twenty years with the same eager anticipation Dowe and I shared when we began Cook & Bynum.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage as we seek to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 10.5% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2021 (Unaudited)

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund	Manager Commentary
September 30, 2021 (Unaudited)

As of September 30, 2021 the unaudited net asset value (NAV) attributable to the 4,472,712 shares outstanding of The Cook & Bynum Fund (“Fund”) was $12.98 per share. This NAV compares with an audited NAV of $10.87 per share as of the Fund’s Annual Report dated September 30, 2020.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.21

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	19.80%	-2.77%	0.00%	3.55%	5.33%
MSCI ACWI Index Net(2)	27.44%	12.58%	13.20%	11.90%	11.18%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

The Cook & Bynum Fund	Manager Commentary
September 30, 2021 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.21

The Cook & Bynum Fund	Manager Commentary
September 30, 2021 (Unaudited)

Portfolio Changes for the fiscal year ended 9.30.2021

New Holdings	Eliminations
None	Corporación Lindley SA
(March 2021)

In March, we sold our position in Corporación Lindley at a meaningful premium to the valuation of similar companies in the region at the time.

Performance Contribution

Arca Continental and Liberty Latin America were the biggest contributors to the Fund’s performance of 19.8% during the fiscal year ended September 30, 2021.  Berkshire Hathaway, FEMSA, Corporación Lindley, and Anheuser Busch InBev all had positive contributions to performance during the period as well.  Backus y Johnston and Coca-Cola Embonor were both detractors from the Fund’s performance during the period.

The portfolio in aggregate benefitted from a reopening of economies across all geographies. Increased consumer mobility and economic recoveries following 2020 COVID-19 lockdowns resulted in meaningful earnings growth for every portfolio company.  Please see the Shareholder Letter for a further discussion of how consumer mobility is continuing to improve.  Backus y Johnston and Coca-Cola Embonor both suffered from negative market sentiment surrounding 2021 elections in Peru and Chile, respectively, but the business results have improved along with the rest of the portfolio.  We do not expect the political situation in either country to have a meaningful impact on profits for the businesses.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present

The Cook & Bynum Fund	Manager Commentary
September 30, 2021 (Unaudited)

themselves.  At period end, the Fund had 10.5% of its net assets invested in cash or cash equivalents (cash or deposit account). There is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in March of 2020 and has been characterized as a pandemic by the World Health Organization. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2021 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period April 1, 2021 through September 30, 2021.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2021 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/21 to	Expense
	4/1/21	9/30/21	9/30/21(1)	Ratio
Actual Fund Return	$1,000.00	$ 992.40	$7.44	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2021

Description	Shares	Value
DOMESTIC COMMON STOCKS (15.1%)

Conglomerates (15.1%)
Berkshire Hathaway, Inc. – Class B(1)	32,013	$8,737,628
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$8,737,628

FOREIGN COMMON STOCKS (64.6%)

Breweries (19.0%)
Anheuser-Busch InBev SA/NV – ADR	128,304	7,233,779
Union de Cervecerias Peruanas
Backus y Johnston SAA(2)	895,303	3,789,528
		11,023,307
Retail – Convenience Stores (8.2%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	4,727,367

Soft Drink Bottling and Distribution (20.8%)
Arca Continental SAB de CV	1,986,195	12,093,355

Wired and Wireless
Telecommunications Carriers (16.6%)
Liberty Latin America Ltd. – Class A(1)	81,841	1,070,480
Liberty Latin America Ltd. – Class C(1)	654,782	8,590,740
		9,661,220
TOTAL FOREIGN COMMON STOCKS
(Cost $42,409,840)		$37,505,249

FOREIGN PREFERRED STOCKS (9.9%)

Soft Drink Bottling and Distribution (9.9%)
Coca-Cola Embonor SA – Class B	5,301,259	5,753,710
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$5,753,710

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2021

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (10.3%)

Money Market Deposit Account (10.3%)
U.S. Bank Money Market
Deposit Account, 0.001%(3)	$5,999,477	$5,999,477
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,999,477)		$5,999,477
TOTAL INVESTMENTS (99.9%)
(Cost $60,870,188)		$57,996,064
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.2%)		129,902
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS ((0.1)%)		(62,119)
NET ASSETS (100.0%)		$58,063,847

(1)	Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund’s liquidity guidelines. The total value of illiquid securities as of September 30, 2021 was $3,789,528 or 6.5% of net assets.

(3)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2021.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2021

ASSETS:
Investments, at value (cost $60,870,188)	$57,996,064
Foreign currency, at value (cost $134,816)	129,902
Receivable for fund shares sold	10,910
Dividends and interest receivable	6
Prepaid expenses	31,514
Total Assets	58,168,396

LIABILITIES:
Accrued investment advisory fees, net of waiver	44,230
Accrued custody fees	7,401
Other payables and accrued expenses	52,918
Total Liabilities	104,549
NET ASSETS	$58,063,847

COMPOSITION OF NET ASSETS:
Paid-in capital	$62,447,081
Distributable earnings (accumulated deficit)	(4,383,234)
Net Assets	$58,063,847

Shares of common stock outstanding
(unlimited number of shares authorized)	4,472,712
Net Asset Value, Offering and
Redemption Price Per Share	$12.98

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2021

INVESTMENT INCOME:
Dividends (Net of withholding tax of $73,011)	$1,329,585
Total Investment Income	1,329,585

EXPENSES:
Investment adviser fees	921,174
Fund accounting and administration fees	94,751
Transfer agent fees and expenses	74,000
Custody fees	64,484
Legal fees	63,643
Trustee fees	32,496
Federal and state registration fees	30,261
Insurance fees	27,136
Auditing and tax fees	18,499
Chief compliance officer fees	11,792
Printing fees	10,886
Service fees	7,214
Miscellaneous expense	3,325
Interest expense	1,867
Total expenses before reimbursement	1,361,528
Less fees reimbursed by investment adviser (Note 4)	(438,487)
Net Expenses	923,041
Net Investment Income (Loss)	406,544

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	5,112,022
Foreign currency transactions	281,629
Total	5,393,651
Net change in unrealized appreciation/depreciation on:
Investment securities	4,971,123
Foreign currency translation	420,444
Total	5,391,567
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	10,785,218
Net Increase (Decrease) in
Net Asset from Operations	$11,191,762

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
FROM OPERATIONS:
Net investment income (loss)	$406,544	$160,967
Net realized gain (loss) on investments
and foreign currency transactions	5,393,651	(7,132,270)
Net change in unrealized
appreciation/depreciation on investments
and foreign currency translation	5,391,567	(18,934,273)
Net Increase (Decrease) in
Net Assets from Operations	11,191,762	(25,905,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(189,876)	(815,106)
Total distributions	(189,876)	(815,106)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	3,667,755	6,220,145
Dividends reinvested	183,904	710,752
Value of shares redeemed	(19,751,334)	(36,377,370)
Net Increase (Decrease) Resulting
from Capital Transactions	(15,899,675)	(29,446,473)
Redemption fees	—	1,187
Net Increase (Decrease) in Net Assets	(4,897,789)	(56,165,968)
NET ASSETS:
Beginning of period	62,961,636	119,127,604
End of period	$58,063,847	$62,961,636

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

Net Asset Value – Beginning of Year
Income from Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net Asset Value – End of Year
Total Return
Ratios and Supplemental Data:
Net assets, at end of year (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment income (loss) excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2021	2020	2019	2018	2017
$10.87	$14.11	$16.07	$16.52	$15.81

0.08	0.02	0.09	0.02	0.03

2.07	(3.16)	(0.43)	(0.15)	1.43
2.15	(3.14)	(0.34)	(0.13)	1.46

(0.04)	(0.10)	(0.03)	(0.03)	—
—	—	(1.59)	(0.29)	(0.75)
(0.04)	(0.10)	(1.62)	(0.32)	(0.75)

—	— (2)	— (2)	— (2)	— (2)
—	— (2)	— (2)	— (2)	— (2)
$12.98	$10.87	$14.11	$16.07	$16.52
19.80%	-22.43%	-1.10%	-0.89%	9.79%

$58,064	$62,962	$119,128	$145,062	$151,346

1.49%	1.49%	1.49%	1.49%	1.49%
2.20%	1.99%	1.90%	1.82%	1.80%
0.66%	0.17%	0.66%	0.12%	0.23%
-0.05%	-0.33%	0.25%	-0.21%	-0.08%
0%	8%	3%	37%	5%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$8,737,628	$—	$—	$8,737,628
Foreign
Common Stocks	37,505,249	—	—	37,505,249
Foreign
Preferred Stocks	5,753,710	—	—	5,753,710
Short-Term
Investments	5,999,477	—	—	5,999,477
TOTAL	$57,996,064	$—	$—	$57,996,064

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 inputs for the year ended September 30, 2021.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not generally subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2018.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  There were no redemption fees charged for the fiscal year ended September 30, 2021.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$189,876	$815,048
Distribution in Excess	—	58
Total	$189,876	$815,106

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2021, certain differences were reclassified. The reclassifications were as follows:

Increase Total Distributable Earnings	$—
Decrease Paid-in Capital	$—

B. Tax Basis of Investments:  As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$60,870,188
Gross unrealized appreciation	11,071,772
Gross unrealized depreciation	(13,950,810)
Net tax unrealized appreciation (depreciation)	(2,879,038)
Undistributed ordinary income	288,675
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(1,792,871)
Total distributable earnings (accumulated deficit)	$(4,383,234)

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended September 30, 2021, the Fund did not defer on a tax basis, any late-year

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

ordinary losses. There were no post-October losses for the fiscal year ended September 30, 2021.

At September 30, 2021, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$ —	$1,792,871	Unlimited

During the fiscal year ended September 30, 2021, the Fund utilized the following capital loss carryforward that was available as of September 30, 2020:

Short-Term	Long-Term
$ —	$5,311,072

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement (“Management Agreement”), effective November 5, 2020, with the Adviser. The Management Agreement has been renewed through November 5, 2022. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through November 5, 2022, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of September 30, 2021, the Adviser may in the future recover fee reductions and expense reimbursements totaling $438,487, $472,529 and $513,705 from the Fund. The Adviser may recover these amounts no later than September 30th of 2024, 2023, and 2022, respectively. During the year end September 30, 2021, the Fund had $493,065 of previously waived expenses expire. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. LINE OF CREDIT

The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. As of September 30, 2021, the LoC maturity date was October 25, 2021. After September 30, 2021, the LoC was renewed and will mature, unless renewed on October 24, 2022. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3.25% at September 30, 2021. During the year the Fund borrowed under this arrangement; the average principal balance, interest rate, and maximum loan outstanding for the year were approximately $56,655, 3.25%, and $5,086,000 on November 24, 2020, respectively. The Fund has authorized the custodian to charge any of the accounts of the Fund for any missed payments. As of September 30, 2021, the Fund had no outstanding borrowings under this agreement.

6. INVESTMENT TRANSACTIONS

During the year ended September 30, 2021, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $0 and $17,564,501, respectively. There were no

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2021

purchases or sales of long-term U.S. Government securities for the year ended September 30, 2021.

7. SHARES OF BENEFICIAL INTEREST

On September 30, 2021, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
Beginning Shares	5,791,920	8,442,427
Shares Sold	291,076	486,728
Shares Issued in Reinvestment
of Distributions	14,819	50,659
Total	6,097,815	8,979,814
Less Shares Redeemed	(1,625,103)	(3,187,894)
Ending Shares	4,472,712	5,791,920

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2021, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 78% of the Fund’s shares.

9. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of September 30, 2021, 74.5% of the Fund’s net assets were invested in foreign securities.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures other than the below were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois
November 24, 2021

The Cook & Bynum Fund	Additional Information
September 30, 2021

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2021, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2021, 100.00% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2021

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$234,409	$0.05240869	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a telephonic meeting held August 19, 2020 in accordance with COVID-19 related SEC relief with respect to in-person voting requirements, the Board of Trustees of the Trust, including a majority of the independent trustees, evaluated and approved, subject to shareholder approval, a new advisory contract between the Trust, on behalf of the Fund, and the Adviser.  At a shareholder meeting held November 5, 2020, shareholders of the Fund approved the Advisory Agreement for an initial two-year term ending November 5, 2022. After its initial term, the Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not “interested persons” of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Cook & Bynum Fund	Additional Information
September 30, 2021

In advance of the August 19, 2020 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors that they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the independent trustees approved the advisory contract between the Adviser and the Trust, on behalf of the Fund.  In approving the advisory contract, the trustees considered all information that they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.  In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature and Quality of Services
In considering the nature, extent, and quality of the services provided by the Adviser, the Board reviewed the materials provided by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight and regulatory compliance services provided by the Adviser to the Fund. In addition, the Board considered information describing the personnel responsible for the day-to-day investment and back-office/administrative management of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities and concluded that the Adviser’s personnel have the qualifications and expertise to manage the Fund. The Board also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. The Board noted that the Chief Compliance Officer of the Trust continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Trustees considered all services provided by the Adviser, including service provider oversight, investment research, and sales and marketing. After a lengthy discussion, during which the Board asked and the Adviser responded to a series of further

The Cook & Bynum Fund	Additional Information
September 30, 2021

questions, the Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures necessary to perform its duties under the advisory agreement with respect to the Fund, and they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The Trustees reviewed the Fund’s performance under the Adviser’s management. They discussed the reports prepared by Broadridge Financial Solutions (“Broadridge”) and reviewed the performance of the Fund as compared to the MSCI All Country World Index Plus Dividends and the S&P 500 Index Plus Dividends, as well as the Broadridge-created peer group over various time periods, including for the 1-year, 3-year, 5-year, and 7-year periods and since the Fund’s inception on July 1, 2009. The Trustees led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash.

The Trustees noted that although the Fund had underperformed its benchmark and peer group for the 1-year, 3-year, 5-year, and 7-year periods, the Adviser’s goal was to outperform over full market cycles rather than specific year time intervals. The Trustees also considered the Fund’s performance as compared to the Adviser’s privately pooled investments vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception), which comparison reflects outperformance over a full market cycle. After a detailed discussion of the Fund’s performance, the Board concluded that the overall performance of the Fund was in line with the Fund’s investment strategy and warranted the approval of the advisory agreement.

Fees and Expenses
With respect to costs and expenses of the services to be provided by the Adviser to the Fund, the Board discussed the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the Fund expenses paid by the Adviser pursuant to the Fund’s expense limitation agreement, including the Adviser’s commitment to renew the expense limitation agreement. They also reviewed the Fund’s advisory fee and overall expenses (and expense ratios) as compared to its peer group as presented in the Broadridge report. They considered the Adviser’s obligation under the expense limitation agreement to cap (through reimbursement to the Fund) operating expenses at 1.49% of the Fund’s average daily net asset values. The Board noted that, while the Fund’s management fee was on the higher end of

The Cook & Bynum Fund	Additional Information
September 30, 2021

its Broadridge-defined peer group, the Fund’s overall fee level after the fee waiver was near the median for the same peer group. The trustees also considered information regarding the management fees charged by the Adviser to private funds with a similar investment strategy as the Fund noting that these other accounts have a slightly higher expense ratio with a 1.50% management fee in addition to their respective operating expenses. The Board discussed the Adviser’s fees extensively. After a robust discussion, the consensus of the Board was that those fees were not unreasonable for the services provided and that the expense cap for the Fund was in the best interest of the shareholders.

Profitability and Other Benefits to the Investment Adviser
The trustees then convened an executive session with the principals of the Adviser to consider the Adviser’s financial position and profitability with respect to the Fund and the Adviser’s financial commitment to the Fund based on a review of financial information provided by the Adviser. They also considered other benefits to the Adviser as a result of its relationship with the Fund. The principals of the Adviser then left the executive session.

The executive session continued during which the independent trustees further discussed the materials provided by the Adviser as well as the expense limitation agreement. The independent trustees extensively discussed and considered, among other things, the quality of services provided by the Adviser, the fees charged to the Adviser’s private funds, the Fund’s expense cap, and the Adviser’s profitability. After further discussion, the trustees concluded that the Adviser’s anticipated profits from its relationship with the Fund were not excessive.

Economies of Scale
The meeting was then reconvened, and the trustees considered information and discussed the potential economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. After consideration of the economies of scale, the trustees determined that no modification of the existing fee level was necessary.

The Board relied upon the advice of counsel, and its own business judgment, in determining the material factors to be considered in evaluating the advisory agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Board, including a majority of the independent trustees, determined that (a) the terms of the

The Cook & Bynum Fund	Additional Information
September 30, 2021

advisory agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) the advisory agreement is in the best interests of the Fund and its shareholders. In considering the approval of the advisory agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the advisory agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the advisory agreement.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2021

Trustees and Officers

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
birth &	Held with	Length of	Principal Occupation(s)	Overseen	the past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
David A.	Trustee	Mr. Hobbs	From May 2010 to September	1	None
Hobbs**		has served	2021, Mr. Hobbs served as a
Year of		as a Trustee	Principal and President of
Birth: 1977		of the Trust	CBCM. Effective August 2021,
		since August	Mr. Hobbs has served as
		2021.	Chief Financial Officer and
Chief Investment Officer of
EBSCO Industries, Inc.
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been	1	Non-
Ogburn		has served	Director of the Board		Executive
Year of		as a Trustee	of Crawford & Company		Chairman,
Birth: 1955		of the Trust	since January 1, 2010.		Crawford
		since May			& Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm of
Year of		as a Trustee	Bainbridge, Mims, Rogers &
Birth: 1958		of the Trust	Smith LLP since January 1990.
since March
2009.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
September 30, 2021

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
birth &	Held with	Length of	Principal Occupation(s)	Overseen	the past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth: 1949		of the Trust	and a Principal of Ansley
		since April	Equity Partners, LLC since
		2014.	2014. Mr. Carson has been the
Principal of both the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company, LLC
from September 2003 to
April 2013.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund	Additional Information
September 30, 2021

Name,		Term of
Year of	Position(s)	Office and
birth &	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served+	During Past 5 Years
Officers
Enrico G.	Treasurer,	Mr. Camata	Mr. Camata joined CBCM in 2016 as a
Camata	and	has served	Security Analyst.
Year of	Principal	as Treasurer
Birth: 1994	Financial	and Principal
	Officer	Financial
Officer of the
Trust since
August 2021.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	has served
Year of	Compliance	as Secretary,
Birth: 1983	Officer, and	Chief
	Anti- Money	Compliance
	Laundering	Officer, and
	Officer	Anti-Money
Laundering
Officer of the
Trust since
January 2020.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report  |  September 30, 2021

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2021	FYE 09/30/2020
( a ) Audit Fees	$15,000	$15,000
( b ) Audit-Related Fees
( c ) Tax Fees	$3,500	$3,500
( d ) All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*    /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    December 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    December 1, 2021

By (Signature and Title)*    /s/Enrico G. Camata
Enrico G. Camata,
Treasurer (Principal Financial Officer)

Date    December 1, 2021

* Print the name and title of each signing officer under his or her signature.